Fees Summary	Apr. 16, 2026 USD ($)
Fees Summary [Line Items]
Previously Paid Amount	$ 0
Total Fee Amount	2,771.96
Total Transaction Valuation	20,072,133.27
Total Offset Amount	2,771.96
Net Fee	$ 0